EXHIBIT 99

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                            WFMBS MORTGAGE LOAN POOL
                               30 -YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                           WFMBS SERIES 2005-14 Upsize
                            POOL PROFILE (10/26/2005)
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                                    30 YR POOL                   Tolerance
                                   ------------             --------------------
AGGREGATE PRINCIPAL BALANCE        $600,000,000                      (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE              1-Nov-05                             N/A
INTEREST RATE RANGE                5.250-6.625%                             N/A
GROSS WAC                                5.894%                    (+ / - 5 bps)
WEIGHTED AVERAGE SERVICE FEE             0.250%
MASTER SERVICING FEE                    1.0 bps on Securitization only
WAM (in months)                             358                   (+/- 2 months)

WALTV                                       69%                    (maximum +2%)

CALIFORNIA PERCENT                          49%                 (maximum 49.99%)
SINGLE LARGEST ZIP CODE PERCENT              1%                   (maximum  +2%)

AVERAGE LOAN BALANCE                   $629,862               (maximum $635,000)
LARGEST INDIVIDUAL LOAN BALANCE      $2,000,000             (maximum $2,000,000)

CASH OUT REFINANCE PERCENT                  33%                   (maximum  +5%)

PRIMARY RESIDENCE PERCENT                   94%                    (minimum -5%)

INTEREST ONLY                              100%                   (maximum 100%)

Pledged Asset %                              0%                     (maximum 1%)

SINGLE FAMILY DETACHED PERCENT              92%                    (minimum -3%)

FULL DOCUMENTATION PERCENT                  49%                    (minimum -2%)

Co-Op %                                      1%                     (maximum 1%)

WA FICO                                     744                     (minimum -5)

UNINSURED > 80% LTV PERCENT               0.00%                    (maximum +1%)

         FOR ADDITIONAL LOAN LEVEL DETAIL ABOUT THIS MORTGAGE LOAN POOL, INVESTORS SHOULD VIEW THE INFORMATION TO BE FILED WITH THE SEC AT SEC.GOV
      IN THE SEARCH FOR COMPANY FILINGS LINK UNDER FILINGS & FORMS (EDGAR)

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

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(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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Estimated Dispersion:
      5.250%              $1,580
      5.375%              $1,594
      5.500%              $6,092
      5.625%             $36,093
      5.750%            $150,323
      5.875%            $198,008
      6.000%            $114,923
      6.125%             $53,913
      6.250%             $28,870
      6.375%              $5,921
      6.500%              $2,199
      6.625%                $484



      5.894%            $600,000

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                            WFMBS MORTGAGE LOAN POOL
                               30 -YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                           WFMBS SERIES 2005-14 Upsize
                               PRICING INFORMATION
                            POOL PROFILE (10/26/2005)
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RATING AGENCIES                                               TBD by Wells Fargo

PASS THRU RATE                                                             5.50%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                                       0.28%

AAA STRUCTURE DUE DATE                                                 14-Nov-05

Structure received or changes to structures past the due date will incur a $10,000 fee.
Structure delivered to WF by November 16- Delivery of prospectus day before settlement
Structure delivered to WF by November 21 -Delivery of prospectus day of settlement
Structure delivered to WF November 22 or later- Possible change of settlement date

SETTLEMENT DATE                                                        29-Nov-05

ASSUMED SUB LEVELS                                             AGG Assumed Level
Levels and Rating Agencies for                      AAA              4.00%
2005-02 to be determined by                          AA               TBD
Wells Fargo.                                          A               TBD
                                                    BBB               TBD
                                                     BB               TBD
                                                      B               TBD



WFASC Securitization Program as follows:
      1) All Special Hazard, Bankruptcy & Fraud losses will be allocated as regular Realized Losses.
      2) Curtailment Interest Shortfall will be allocated on a pro rata basis to all bonds.
      3) Soldiers & Sailors Interest Shortfall will be allocated on a pro rata basis to all bonds.
      4)    Wells Fargo Bank, N.A. will act as custodian.
      5) No Floating Rate Interest-Only strips will be described as Fixed Rate (Normalized I/O's)
* This Security may contain Pledged Asset Loans.

WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2005-15. The principal only certificate created by the discount mortgage loans will be included in the bid on the pricing date.

WFMBS CONTACTS

                                                    Brad Davis (301) 846-8009
                                                    Gretchen Leff (301) 846-8356
                                                    Mike Miller (301) 815-6397
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                            WFASC Denomination Policy
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                                                                               Minimum
                                                                             Denomination          Physical       Book Entry
Type and Description of Certificates                                            (1)(4)           Certificates    Certificates
------------------------------------                                         ------------        ------------    ------------
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex
components (subject to reasonable prepayment support                            $25,000             Allowed         Allowed

Companion classes for PAC, TAC, Scheduled Classes                              $100,000             Allowed         Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that provide credit protection to the Class A, Complex multi-component
certificates                                                                   $100,000             Allowed         Allowed

Notional and Nominal Face IO                                                      (2)               Allowed         Allowed

Residual Certificates                                                             (3)               Required      Not Allowed

All other types of Class A Certificates                                           (5)                 (5)             (5)


Class B (Investment Grade)                                                     $100,000             Allowed         Allowed

Class B (Non-Investment Grade)                                                 $250,000             Required      Not Allowed

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(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.